UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2007 (June 19, 2007)

UAP Holding Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51035	11-3708834
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

7251 W. 4th Street
Greeley, Colorado 80634
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On June 20, 2007, UAP Holding Corp. issued a press release announcing the appointment of Mr. David R. Birk to the company’s Board of Directors as a Class II director (with a term expiring at the 2009 annual meeting of stockholders), effective June 19, 2007. There are no arrangements or understandings between Mr. Birk and any other person pursuant to which he was selected as a Director of the Company. Mr. Birk has no reportable transactions under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release dated June 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP.
(Registrant)
Date: June 20, 2007
	By:	/s/ Todd A. Suko
Todd A. Suko
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated June 20, 2007.